EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation (“JCPenney”), which will file with the Securities and Exchange Commission, Washington, D.C. (the “Commission”), under the provisions of the Securities Act of 1933, as amended, with J. C. Penney Corporation, Inc. (“JCP”), a Registration Statement on Form S-3 (or any appropriate form then in effect), for the registration of common stock of JCPenney and debt securities of JCP (which may include debt securities, together with warrants or other rights to purchase or otherwise acquire debt securities), hereby constitutes and appoints R. B. Cavanaugh, Janet Dhillon, and D. P. Miller, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them, to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement (including any Prospectus and Prospectus Supplements which may form a part thereof), which is about to be filed, and any and all subsequent amendments thereto and any new registration statement filed under Rule 462(b) of the Securities Act of 1933, as amended (including, without limitation, any and all post-effective amendments thereto) (the “Registration Statement”), and to file the Registration Statement so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Commission in connection with any matter relating to the Registration Statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 19th day of April, 2010.

/s/ M. E. Ullman, III	/s/ R. B. Cavanaugh
M. E. Ullman, III	R. B. Cavanaugh
Chairman of the Board and Chief Executive Officer (principal executive officer); Director	Executive Vice President and Chief Financial Officer (principal financial officer)

/s/ D. P. Miller	/s/ C. C. Barrett
D. P. Miller	C. C. Barrett
Senior Vice President and Controller (principal accounting officer)	Director

/s/ M. A. Burns	/s/ M. K. Clark
M. A. Burns	M. K. Clark
Director	Director

/s/ T. J. Engibous	/s/ K. B. Foster
T. J. Engibous	K. B. Foster
Director	Director

/s/ G. B. Laybourne	/s/ B. Osborne
G. B. Laybourne	B. Osborne
Director	Director

/s/ L. H. Roberts	/s/ J. G. Teruel
L. H. Roberts	J. G. Teruel
Director	Director

/s/ R. G. Turner	/s/ M. E. West
R. G. Turner	M. E. West
Director	Director